                                                                   EXHIBIT 10.28

                                                                      [JTC LOGO]
                                                                     CORPORATION

PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF: JTC(L) 3729/199 TEMP 9

28 APRIL 2004                                           JTC CORPORATION
                                                        The JTC Summit
TRIO-TECH INTERNATIONAL PTE LTD                         B Jurong Town Hall Road
1008 TOA PAYOH NORTH                                    Singapore 609434
#03-09
SINGAPORE(318996)                                       telephone (65) 6560 0056
                                                        facsimile (65) 6565 5301
                                                        web site  www.jtc.gov.sg

                                                        REGISTERED
(ATTENTION : BETTY YANG)

Dear Sirs

OFFER OF TENANCY FOR FLATTED FACTORY SPACE AT UNIT #03-08/09/10, BLK 1004, TOA PAYOH NORTH, TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

1. Thank you for your letter of acceptance dated 26 MARCH 2004 payment of $3689.15 and your Banker's Guarantee. We enclose the ORIGINAL STAMPED LETTER OF ACCEPTANCE for your retention. Kindly address all future correspondence concerning rental and other charges directly to:

      JTC CORPORATION
      THE JTC SUMMIT
      8 JURONG TOWN HALL ROAD
      SINGAPORE 609434
      ATTN: BILLING & COLLECTION SECTION
            CUSTOMER SERVICES GROUP
      TEL: 1800-5687000                        FAX:68855907

2. Please submit the required plans as tabulated below for the approval and endorsement in accordance with our offer of tenancy dated 22 MARCH 2004.

 PLANS/ DOCUMENTS                         CONTACT PERSON/
TO BE SUBMITTED BY                       TELEPHONE NO FOR
 YOUR COMPANY          DEPARTMENT      ENQUIRY/CLARIFICATION    REMARKS
 ------------          ----------      ---------------------    -------
 -  Type of plans       BUILDING          Mr Foo See Keong       Engage
 -  Factory             CONTROL UNIT      Tel 688551 69          registered
    layout              JTC                                      consultants for
                        8 Jurong
                        Town Hall
                        Road
                        Singapore
                        609434
                        (Relevant
                        JTC's
                        contacts are
                        given in para
                        4 below)

                                                                      [JTC LOGO]

3. We would appreciate it if you could inform us of your latest corresponding address, telephone and facsimile numbers.

4. If you encounter any problems during your tenancy, please contact myself or MR LIM TIAN SIONG (ASSISTANT MANAGER LEASE MANAGEMENT) at Tel No. 68833717.

Yours Faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION

DID      :  68833411
FAX      :  68855901
Email    :  YEWPONG@JTC.GOV.SG

Attd: 1) Original Stamped letter of acceptance

[TRIO-TECH LOGO]                     TRIO-TECH                       LOS ANGELES
                                   INTERNATIONAL                     SAN JOSE
                                  PRIVATE LIMITED                    DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation                                      Stamp duty accounted to
The JTC Summit                                   Commissioner of Stamp Duties on
8 Jurong Town Hall Road                                    23 APR 2004
Singapore 609434                                     Jurong Town Corporation

Attn : Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT 03-08/09/10 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 22 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $3689.15 and a Banker's/Insurance Guarantee for the amount of S$3216.33 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                                    /s/ Lee Siew Kuan
--------------------------------------------------------------------------
Name of authorized signatory               :         Mrs Lee Siew Kuan
Designation                                :         Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                                    /s/ Betty Ang
---------------------------------------------------------------------
Name of witness                            :        Ms Betty Ang
NRIC No.                                   :        S6945849A

[ ] REGIONAL HEAD OFFICE : 1008 Toa Payoh North #03-09 Singapore 318996
    Tel: 62653300 Fax: 62596355

                                                                     [ILLEGIBLE]

                                                                      [JTC LOGO]
                                                                     CORPORATION
PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF: JTC(L) 3729/199 TEMP 9

22 MARCH 2004                                    JTC CORPORATION
                                                 The JTC Summit
                                                 8 Jurong Town Hall Road
                                                 Singapore 609434

                                                 customer
TRIO-TECH INTERNATIONAL PTE LTD                  service hotline  1800  568 7000
5 KIAN TECK ROAD                                 main line        (65) 6560 0056
SINGAPORE(628765)                                facsimile        (65) 6565 5301
                                                 website          www.jtc.gov.sg

                                                 BY LOCAL URGENT MAIL

(ATTENTION : BETTY YANG)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1 We are pleased to offer a tenancy of the Premises subject to the covenants, terms and conditions in the annexed Memorandum of Tenancy No.
      27.09 ("the MT") and in this letter (collectively called "the Offer").

2.    2.1   THE PREMISES:

            Private Lot A0618403 also known AS Unit #03-08/09/10 ("the Premises") in BLK 1004 TOA PAYOH NORTH ("the Building") in the TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995 as delineated and edged in red on the plan attached to the Offer.

      2.2   TERM OF TENANCY:

            3 years ("the Term") with effect from 1 JUNE 2004 ("the Commencement Date").

                                                                      [JTC LOGO]

      2.3   TENANCY:

            (a) Your due acceptance of the Offer in accordance with Clause 3 of this letter shall, together with the Offer, constitute a binding tenancy agreement ("the Tenancy").

            (b) In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the MT, the relevant covenant, term or condition in this letter shall prevail.

      2.4   AREA:

            Approximately 274.9 SQUARE METRES ("the Area").

      2.5   RENT:

            DISCOUNTED RENT

            (a) Discounted rate of Dollars $9.45 per square metre per month on the Area, for so long as you shall occupy by way of tenancy an aggregate floor area of 5,000 to 9,999 square metres in the Building or in the various flatted factories belonging to us; and

            (b) Normal rate of Dollars $9.95 per square metre per month on the Area, in the event that the said aggregate floor area occupied is at any time reduced to below 1,000 square metres (when the discount shall be totally withdrawn) with effect from the date of reduction in the said aggregate floor area,

                  2nd-tier discount rebate 5%

                  ("Rent") to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). After your first payment is made in accordance with Clause 3 of this letter and the attached Payment Table, the next payment shall be made on 01 JULY 2004.

      2.6   SERVICE CHARGE:

            $2.25 PER SQUARE METRE PER MONTH ("Service Charge") on the Area as charges for services rendered by us, payable by way of additional and further rent without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

                                                                      [JTC LOGO]

      2.7   SECURITY DEPOSIT/BANKER'S GUARANTEE:

            Ordinarily we would require a tenant to lodge with us a security deposit equivalent to THREE (3) MONTHS' rent and service charge. However, as an off-budget measure and as payment by GIRO has been made a condition with which you must comply under clause 3 of this letter, you shall, at the time of your acceptance of the Offer, place with us a deposit equivalent to ONE (1) MONTH'S Rent (at the discounted rate) and Service Charge ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy, as follows:

            (a) The Security Deposit may be in the form of cash or acceptable Banker's Guarantee in the form attached (effective from 1 APRIL 2004 to 31 AUGUST 2007), or such other form of security as we may in our absolute discretion permit or accept.

            (b) The Security Deposit shall be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker's Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

            (c) If the Rent at the discounted rate is increased to the normal rate, or Service Charge is increased, or any deductions are made from the Security Deposit, you shall immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to ONE (1) MONTH'S Rent (at the normal or discounted rate, as the case may be) and Service Charge.

            (d) If at any time during the Term, your GIRO payment is discontinued, then you shall place with us, within two (2) weeks of the date of discontinuance of your GIRO payment, the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to three (3) months' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

                                                                      [JTC LOGO]

            (e) If at any time during the Term the off-budget measure is withdrawn you shall, if required in writing by us, also pay to us the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to THREE (3) MONTHS' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

      2.8   MODE OF PAYMENT:

            (a) Your first payment to be made with your letter of acceptance in accordance with Clause 3 of this letter and the attached Payment Table shall be by non-cash mode (eg, Cashier's Order, cheque).

            (b) Thereafter during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

            (c) You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Due Acceptance. But if you wish to have a separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

      2.9   AUTHORISED USE:

            You shall use the Premises for the purpose of MANUFACTURE OF SEMICONDUCTOR ASSEMBLY AND TESTING EQUIPMENT. only and for no other purpose whatsoever ("the Authorised Use").

      2.10  APPROVALS:

            The Tenancy is subject to approvals being obtained from the relevant governmental and statutory authorities.

                                                                      [JTC LOGO]

      2.11  POSSESSION OF PREMISES:

            (a) Subject to your acceptance of the Offer, keys to the Premises shall be made available to you within the period of two (2) months prior to the Commencement Date.

            (b) From the date you accept the keys to the Premises ("Possession Date") until the Commencement Date, you shall be deemed a licensee upon the same covenants, terms and conditions as in the Tenancy.

            (c) If you proceed with the Tenancy after the Commencement Date, the licence fee payable from the Possession Date to the Commencement Date shall be waived ("Rent-Free Period"). Should you fail to so proceed, you shall:

                  (c1)  remove everything installed by you;

                  (c2) reinstate the Premises to its original state and condition; and

                  (c3) pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction, without prejudice to any other rights and remedies we may have against you under the Tenancy or at law.

      2.12  LOADING CAPACITY:

            (a)   NORMAL (GROUND & NON-GROUND) FLOOR PREMISES:

                  You shall comply and ensure compliance with the following restrictions:

                  (a1) maximum loading capacity of the goods lifts in the Building; and

                  (a2) maximum floor loading capacity of 15 kiloNewtons per square metre of the Premises on the 03 storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

                                                                      [JTC LOGO]

      2.13  OPTION FOR RENEWAL OF TENANCY:

            (a) You may within 3 months before the expiry of the Term make a make a written request to us for a further term of tenancy.

            (b) We may grant you a further term of tenancy of the Premises subject to the following:

                  (b1) there shall be no breach of your obligations at the time you make your request for a further term, and at the expiry of the Term;

                  (b2) the duration of the further term shall be mutually agreed upon;

                  (b3) the rent payable shall be at a revised rate to be determined by us, having regard to the market rent of the Premises at the time of granting the further term. Our determination of the rent shall be final and conclusive; and

                  (b4) the tenancy for the further term shall be upon the same covenants, terms and conditions except for the duration, rent, security deposit (which shall be equivalent to three (3) month's rent and service charge instead of two
                        (2) months), and excluding a covenant for renewal of tenancy.

3     MODE OF DUE ACCEPTANCE:

      The Offer shall lapse if we do not receive the following by 31 MARCH 2004:

      (a) Duly signed letter of acceptance (IN DUPLICATE) of the Offer, in the form set out in the LETTER OF ACCEPTANCE attached. (PLEASE DATE AS REQUIRED IN YOUR LETTER OF ACCEPTANCE)

      (b)   Payment of the sum set out in the PAYMENT TABLE attached.

      (c)   Duly completed GIRO authorization form.

                                                                      [JTC LOGO]

4. Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if those other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

5.    RENT-FREE PERIOD:

      As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in Clause 2.11(c) of this letter.

6     VARIATION TO THE TENANCY:

      Any variation, modification, amendment, deletion, addition or otherwise of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us. No terms or representation or otherwise, whether expressed or implied, shall form part of the Offer other than what is contained herein.

7     CAR-PARKING SCHEME:

      The carpark for BLK 1004 TOA PAYOH NORTH is currently managed by P-PARKING INTERNATIONAL PTE LTD and you will have to observe and be bound by all the rules and regulations governing the use and operation of the carpark. You are requested to contact:

                                736B GEYLANG ROAD
                                 SINGAPORE 389647
                                  TEL: 67494119
                                  FAX: 67493689

      on your use of the carpark.

                                                                      [JTC LOGO]

8     ELECTRICITY CONNECTION:

      Upon your acceptance of the Offer, you are advised to proceed expeditiously to engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department of our Customer Services Group at JTC East Zone Office, for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection.

      Please, therefore, contact the Property Support Department at #05-01 Blk 25 Kallang Avenue, Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

9 To guide and assist you, we enclose a SCHEDULE OF STATUTORY CONTROLS for Flatted Factory Occupants.

Yours faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID: 68833411
FAX: 68855901
Email: YEWPONG@JTC.GOV.SG

ENCS:

[x] Payment Table                 [x] GIRO Form(s)        [x] Specimen BG Plan

[x] Specimen Acceptance Form      [x] MT No. 27.09

[x] Schedule of Statutory Controls (SC2)]

                                                                      [JTC LOGO]

                                  PAYMENT TABLE

PREMISES: PRIVATE LOT A0618403 UNIT #03/08/09/10 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 628765

                                                        AMOUNT                       +5% GST
                                                ----------------------               -------
Rent at $9.45 per square metre per
month on 274.9 square metres for
the period 1 JUNE 2004 to 30 JUNE
2004                                            $2597.81                             $129.89

$2.25 per square metre per month on
274.9 square metres for the period
1 JUNE 2004 to 30 JUNE 2004                     $ 618.53                             $ 30.93

Total Rent Payable (inclusive of
Service Charge)                                                $3216.33              $160.82

SECURITY DEPOSIT equivalent to
three (3) months' Rent and Service
Charge (in cash or Banker's
Guarantee provided in accordance
with Clause 2.7 of this letter)                 $9648.99

Less:
Equivalent of two (2) month's Rent
and Service Charge (re Off-budget
Measure and GIRO)                               $6432.66       $3216.33

                                                                      [JTC LOGO]

STAMP FEE payable on Letter
of Acceptance (which we will
stamp on your behalf)

Note: If the Letter is not
returned to us within 14 days of
the date of the Letter, you will have
to pay penalty on the stamp duty which
is imposed by Stamp Duty Office of IRAS.                       $ 312.00

Sub-Total Payable                                              $6744.66              $160.82

ADD: GST @ 5%                                                  $ 160.82

Total Payable inclusive of GST                                 $6905.48

[TRIO-TECH LOGO]                     TRIO-TECH                       LOS ANGELES
                                   INTERNATIONAL                     SAN JOSE
                                  PRIVATE LIMITED                    DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attn : Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT 03-08/09/10 BLK 1004 TOA PAYOH NOBTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 22 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $3689.15 and a Banker's/Insurance Guarantee for the amount of S$3216.33 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                                    /s/ Lee Siew Kuan
-------------------------------------------------------------------------
Name of authorized signatory                :       Mrs Lee Siew Kuan
Designation                                 :       Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                                    /s/ Betty Ang
------------------------------------------------------------------------
Name of witness                             :       Ms Betty Ang
NRIC No.                                    :       S6945849A

[ ] REGIONAL HEAD OFFICE : 1008 Toa Payoh North #03-09 Singapore 318996
    Tel: 62653300 Fax: 62596355

                              [THE GMP GROUP LOGO]

               5% rebate granted! See page 2 of Letter of Offer.

                               www.gmprecruit.com
             1 Scotts Road #22-01/03 Shaw Centre, Singapore 228208
          Tel: 6736 2022 - Fax: 6736 2155 - Email: info@gmprecruit.com

                                              SPECIMEN BANK'S/FINANCE COMPANY'S/
                                              INSURANCE COMPANY'S GUARANTEE FORM

                                    GUARANTEE
                       (Please use guarantor's letterhead)

 TO: JTC CORPORATION
     THE JTC SUMMIT
     8 JURONG TOWN HALL ROAD
     SINGAPORE 609434

WHEREAS:

[TRIO-TECH INTERNATIONAL PTE LTD] of [5 KIAN TECK ROAD - SINGAPORE 628765] ("the Tenant") is a tenant of the premises known as [UNIT #03-08/09/10 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995] ("the Premises") pursuant to a letter of offer dated [22 MARCH 2004] from you to and duly accepted by the Tenant ("the Tenancy", which expression shall include any written amendments made to the Tenancy from time to time).

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally undertake to pay to you from time to time on first demand the sum or aggregate sums not exceeding [$___________] ("the Full Guaranteed Sum") if accompanied by your statement that the Tenant is in breach of any of the Tenant's Obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid Provided That our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

This Guarantee is valid from [1 APRIL 2004] and shall expire on [31 AUGUST 2007] ("the expiry date") and our liability hereunder shall cease in respect of any claims made after the expiry date.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Date:____________________

[SIGNATURE, NAMES AND DESIGNATIONS OF AUTHORISED SIGNATORIES OF BANK/FINANCE COMPANY/INSURANCE COMPANY AND RUBBER STAMP OF BANK/FINANCE COMPANY/INSURANCE COMPANY]

BG(Security Deposit)/Tenancy/13.014/June 2002/Lg FF RV team